UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

LIFEPOINT HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2013 Long-Term Incentive Plan Amendment

The Board of Directors (the “Board”) of LifePoint Health, Inc. (the “Company”) previously adopted, subject to approval of the Company’s stockholders, an amendment (the “Amendment”) of the Company’s Amended and Restated 2013 Long-Term Incentive Plan (the “2013 Plan”) to (i) increase the number of authorized shares of the Company’s common stock reserved for issuance under the 2013 Plan; and (ii) clarify the minimum vesting period for awards under the 2013 Plan.  At the Company’s annual meeting of stockholders held on June 5, 2018 (the “Annual Meeting”), the Company’s stockholders approved the Amendment, and the Amendment became effective.

A description of the Amendment was included in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on April 25, 2018 under the caption “Proposal 4: Amendment to the Company’s Amended and Restated 2013 Long-Term Incentive Plan.”  The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is included as Appendix B to the proxy statement for the Annual Meeting filed with the SEC on April 25, 2018 and incorporated herein by reference.

Appointment of Chief Accounting Officer

The Board appointed J. Michael Grooms, age 40, as Vice President and Chief Accounting Officer, effective June 5, 2018. Mr. Grooms has served in several different accounting roles since joining the Company in September 2006, including most recently as Vice President, Accounting and Financial Reporting. As Chief Accounting Officer, Mr. Grooms will continue to report to Michael S. Coggin, the Company’s Chief Financial Officer, who formerly held the role of Chief Accounting Officer, and will oversee the activities of the corporate accounting department and the dissemination of financial management reports, including financial statements, annual audits and annual budgets.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of stockholders on June 5, 2018.  At the Annual Meeting, the following matters were submitted to a vote of the Company’s stockholders, with the following results:

Proposal 1:  Election of Directors.

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Marguerite W. Kondracke	33,770,164	1,889,645	5,072	949,898
John E. Maupin, Jr.	31,370,319	4,289,245	5,317	949,898

Marguerite W. Kondracke and John E. Maupin, Jr. were elected as Class I directors. The term of the Class I directors will continue until the Company’s annual meeting of stockholders in 2021, or until their respective successors are elected and qualified.

Proposal 2:  Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Votes For	Votes Against	Votes Abstain
36,214,980	390,897	8,902

Proposal 3:  Advisory vote to approve the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
26,321,274	9,330,797	12,810	949,898

Proposal 4:  Approval of the Amendment to the Company’s Amended and Restated 2013 Long-Term Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
23,569,225	12,089,648	6,008	949,898

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

10                                  Amendment to LifePoint Health, Inc. Amended and Restated 2013 Long-Term Incentive Plan (incorporated by reference from Appendix B to the LifePoint Health, Inc. Proxy Statement filed April 25, 2018, File No. 000-51251).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HEALTH, INC.

By:	/s/ Jennifer C. Peters
Name:	Jennifer C. Peters
Title:	General Counsel and Corporate Secretary

Date: June 8, 2018